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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 June 30, 1997

                Date of Report (Date of earliest event reported)

                        KINDERCARE LEARNING CENTERS, INC.
                           SAVINGS AND INVESTMENT PLAN

             (exact name of Registrant as specified in its charter)

       DELAWARE                             0-17098                       43-0841966
(State or other jurisdiction           (Commission File No.)           (I.R.S. Employer
         of Incorporation)                                             Identification No.)


                              2400 PRESIDENTS DRIVE
                            MONTGOMERY, ALABAMA 36116
                    (Address of principal executive offices)

                                 (334) 277-5090
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

                                Page 1 of 5 Pages
                             Exhibit Index begins on
                                     Page 4


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

                  On June 30, 1997, KinderCare Learning Centers, Inc. engaged Deloitte & Touche LLP as independent accountants to audit the financial statements of the KinderCare Learning Centers, Inc. Savings and Investment Plan (the "Plan") for the fiscal year ended December 31, 1996 and elected not to renew the engagement of the Plan's previous accountants, KPMG Peat Marwick LLP. The decision was approved by the Plan Administrator.

                  In connection with the audits of the fiscal years ended December 31, 1995 and 1994, and for all subsequent periods through June 30, 1997, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit report of KPMG Peat Marwick LLP on the financial statements of the Plan as of and for the years ended December 31, 1995 and 1994 did not contain any adverse opinions or disclaimers of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

                  The Plan has requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 7, 1997, is filed as
Exhibit 16 to this Form 8-K.

                  The Company engaged Deloitte & Touche LLP the Plan's new independent accountants and tax advisors as of June 30, 1997. During the two most recent years and through June 30, 1997, the Plan has not consulted with Deloitte & Touche LLP on items which (1) were or should have been subject to SAS 50 or (2) concern the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K, Item 304(a)(2)).





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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

(C)               Exhibits

                  Reference is made to the Exhibit Index annexed hereto and made a part hereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 KINDERCARE LEARNING CENTERS, INC.
                                 SAVINGS AND INVESTMENT PLAN

Date:  July 7, 1997
                                    By: KINDERCARE LEARNING CENTERS, INC.


                                    By: /s/ William E. Bailey
                                        ----------------------------------------
                                        Title: Vice President/Controller






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                                  EXHIBIT INDEX

                         EXHIBIT NUMBER            DESCRIPTION

                          16                  Letter from KPMG Peat Marwick LLP







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